Exhibit 99.2
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITORY”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY FEDERAL OR OTHER GOVERNMENTAL AGENCY.

REGISTERED	REGISTERED
COMERICA INCORPORATED
FLOATING RATE SENIOR NOTES DUE 2010

CUSIP NO. 200340 AM 9
ISIN NO. US200340AM90
No. R-1	US$150,000,000
     Comerica Incorporated, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) on July 27, 2010 and to pay interest hereon from July 27, 2010 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on January 27, April 27, July 27 and October 27 in each year, commencing October 27, 2007, at the rate set forth on the reverse hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 12, April 12, July 12 and October 12 whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Payment of the principal of and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
[Signature page follows]

Dated: July 27, 2007	COMERICA INCORPORATED

[SEAL]
By:

Name:
Title:

Attest:

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee
By:
Authorized Officer

[REVERSE OF NOTE]
     1. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”) issued and to be issued in one or more series under an Indenture, dated as of July 15, 2007 (herein called the “Indenture”), between the Company and The Bank of New York Trustee, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $150,000,000.
     2. This Security will bear interest for each interest period at a variable rate. The interest rate for a particular interest period will be an annual rate equal to three-month LIBOR (as defined below) as determined on the applicable Interest Determination Date (as defined below) plus a margin equal to 17 basis points. The interest rate will be reset on the first day of each interest period other than the initial interest period (each an “Interest Reset Date”). An interest period is the period commencing on an Interest Payment Date (or, in the case of the initial interest period, commencing July 27, 2007) and ending on the day preceding the next following Interest Payment Date; the initial interest period is July 27, 2007 through October 26, 2007. The Interest Reset Dates are January 27, April 27, July 27 and October 27 of each year, beginning on October 27, 2007. The interest determination date for an interest period will be the second London Banking Day (as defined below) preceding such interest period (the “Interest Determination Date”).
     If any Interest Payment Date, other than the maturity date, falls on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next day that is a Business Day, except if that Business Day is in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day. If the maturity date of this Security falls on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, and no interest on such payment will accrue for the period from and after the maturity date. If an Interest Reset Date falls on a day that is not a Business Day, such interest reset date will be deemed to occur on the next succeeding Business Day. “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulations to close in New York, New York.
     The Company, or a successor appointed by it, will act as calculation agent. “LIBOR” for each interest determination date will be determined by the calculation agent as follows:
     (i) LIBOR will be equal to the offered rate for deposits in U.S. dollars having an index maturity of three months, in amounts of at least $1,000,000 as such rate appears on “Reuters Page LIBOR01” at approximately 11:00 a.m., London time, on the interest determination date for the applicable interest reset date. “Reuters Page LIBOR01” means the display page so designated on the Reuters Telerate Service for the purpose of displaying London interbank offered rates of major banks, or any successor page on the Reuters Telerate Service.

     (ii) If this rate does not appear on Reuters Page LIBOR01, the calculation agent will determine the rate on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market (selected by the calculation agent) at approximately 11:00 a.m., London time, on the interest determination date for the applicable interest reset date to prime banks in the London interbank market for a period of three months commencing on that interest reset date and in principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. In such case, the calculation agent will request the principal London office of each of these major banks to provide a quotation of such rate. If at least two such quotations are provided, LIBOR will be the arithmetic average of the quotations. If fewer than two quotations are provided as requested, LIBOR for that interest determination date will be the arithmetic average of the rates quoted by three major banks in New York, New York (selected by the calculation agent) at approximately 11:00 a.m., New York time, on the interest determination date for the applicable interest determination date for loans in U.S. dollars to leading European banks for a period of three months commencing on that interest reset date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. If fewer than three quotations are provided as requested, for the period until the next interest reset date, LIBOR will be the same as the rate determined for the immediately preceding interest reset date.
     A “London Banking Day” will be any day in which dealings in U.S. dollar deposits are transacted in the London interbank market.
     All calculations made by the calculation agent in the absence of willful misconduct, bad faith or manifest error shall be conclusive for all purposes and binding on us and the holders of the notes. The Company may appoint a successor calculation agent at any time at its discretion and without notice.
     All percentages used in or resulting from any calculation of the interest rate with respect to the notes will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionth of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) would be rounded to 9.87654% (or .0987654)), and all U.S. dollar amounts used in or resulting from any such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).
     3. The Security is not subject to redemption prior to maturity.
     4. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness evidenced by this Security and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.
     5. The principal of this Security may not be declared due and payable upon the occurrence of an Event of Default, except an Event of Default relating to certain events involving the bankruptcy, insolvency or reorganization of the Company. If an Event of Default with respect to Securities of this series relating to certain events involving the bankruptcy, insolvency or reorganization of the Company shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     6. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     7. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     8. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     9. The Securities of this series are issuable only in registered form without coupons in denominations of $ 2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     10. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     11. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     12. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM – as tenants in common
     TEN ENT – as tenants by the entireties
     JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -

(Minor)

Custodian

(Cust)

Under Uniform Gifts to Minors Act

(State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

     the within Security and all rights thereunder, hereby irrevocably constituting and appointing                                                                 attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.
Dated:
Signature:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.